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                                                                    EXHIBIT 23.2






                              ACCOUNTANTS' CONSENT





The Board of Directors
Healthdemographics



We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.




                                /s/ KPMG PEAT MARWICK LLP




Atlanta, Georgia
June 4, 1998